EXHIBIT 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made effective as of April 10, 2021 (the “Effective Date”) by and among by and among INTEST CORPORATION, a Delaware corporation, (“Borrower”), AMBRELL CORPORATION, a Delaware corporation, INTEST SILICON VALLEY CORPORATION, a Delaware corporation, INTEST EMS, LLC, a Delaware limited liability company, and TEMPTRONIC CORPORATION, a Delaware corporation (each individually, a “Guarantor” and collectively, the “Guarantors”), and M&T BANK (“Lender”).

BACKGROUND

A.          Borrower, Guarantors and Lender have previously entered into a certain Loan and Security Agreement dated April 10, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated December 16, 2020 (as amended and as the same may be amended, supplemented or restated from time to time, the “Loan Agreement”).

B.          Borrower, Guarantors and Lender are entering into this Amendment to amend certain terms and conditions in the Loan Agreement.

C.          Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth therefor in the Loan Agreement.

NOW THEREFORE in consideration of the foregoing premises and intending to be legally bound, the parties hereto agree as follows:

1.           Amended Definitions. The following terms, as defined in Section 1.1 of the Loan Agreement, shall be and are hereby amended and restated to read, in their entirety, as follows:

“Contract Period means the period of time commencing on the date of this Agreement and expiring on April 9, 2024.”

“Maximum Revolving Credit Facility Amount means $10,000,000.”

2.           Amended and Restated Note. Coincident with the execution of this Amendment, Borrower shall execute and deliver to Lender a Amended and Restated Revolver Note in the principal amount of $10,000,000 (the “Amended and Restated Note”). The Amended and Restated Note shall be in form and content acceptable to Lender and re-evidence and increase the existing indebtedness of Borrower to Lender under the Revolver Note dated April 10, 2020, in the original principal amount of $7,500,000 (the “Existing Note”). All references to the “Revolver Note” in the Loan Agreement and other Loan Documents shall be deemed to be references to the Amended and Restated Note. The parties hereby expressly acknowledge and agree that the Amended and Restated Note merely re-evidences and increases the indebtedness evidenced by the Existing Note and is given in substitution for, and not as payment of, the Existing Note.

3.           Unused Facility Fee. Borrower agrees to pay Bank an unused facility fee in an amount equal to fifteen (15) basis points per annum times the Average Unused Portion of Maximum Revolving Credit Facility Amount. Such fee will be payable quarterly in arrears on the last day of each calendar quarter, pro-rated for the actual number of days in any partial quarter, commencing with the calendar quarter ending June 30, 2021.

4.           Amendment/References. The Loan Agreement and the Loan Documents are hereby amended to be consistent with the terms of this Amendment. All references in the Loan Agreement and the Loan Documents to (a) the “Loan Agreement” shall be deemed to be references to the Loan Agreement as amended by this Amendment and (b) the “Loan Documents” shall include this Amendment and all references to the “Loan Documents” shall be deemed to be references to the Loan Documents as amended by this Amendment.

5.           Conditions. The obligation of the Lender to enter into this Amendment shall be subject to the satisfaction of the following conditions:

5.1        Executed Amendment Documents. Borrower and Guarantors will have executed and delivered to Lender this Amendment, the Amended and Restated Note and any other documents required in connection with this Amendment.

5.2        Representations and Warranties.  All representations and warranties of Borrower and Guarantors set forth in the Loan Documents shall be true at and as of the date hereof.

5.3         No Default.   No condition or event shall exist or have occurred which would constitute a Default or an Event of Default.

5.4        Other.  All other documents and legal matters as required by Lender or its counsel in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded.

6.           Covenants and Representations and Warranties.   Borrower and each Guarantor hereby:

6.1        ratifies, confirms and agrees that the Loan Agreement, as amended by this Amendment, and all other Loan Documents, are valid, binding and in full force and effect as of the date of this Amendment, and enforceable in accordance with their terms.

6.2        agrees that as of the date hereof it has no defense, set-off, counterclaim or challenge against the payment of any sums owed or owing under the Loan Agreement and the other Loan Documents or the enforcement of any of the terms of the Loan Agreement or the other Loan Documents.

6.3        ratifies, confirms and continues all liens, security interests, pledges, rights and remedies granted to Lender in the Loan Agreement and the other Loan Documents and agrees that such liens, security interests and pledges shall secure all of the Obligations under the Loan Agreement and the other Loan Documents as amended by this Amendment.

6.4        represents and warrants that all representations and warranties in the Loan Agreement and the other Loan Documents are true, correct and complete in all material respects as of the date of this Amendment unless such representation and warranty is made as of a specific date.

6.5        agrees that its failure to comply with or perform any of its covenants or agreements in this Amendment, after expiration of any applicable notice or cure periods, if any, as set forth in the Loan Agreement or other Loan Documents, will constitute an Event of Default under the Loan Agreement and the other Loan Documents.

6.6        represents and warrants that, to its knowledge, no condition or event exists after taking into account the terms of this Amendment which would constitute a Default or an Event of Default.

6.7        represents and warrants that the execution and delivery of this Amendment by Borrower and Guarantors and all documents and agreements to be executed and delivered pursuant to this Amendment:

(a)        has been duly authorized by all corporate and company action, as applicable, of Borrower and Guarantors;

(b)        will not conflict with or result in a breach of, or constitute a default under, any of the terms, conditions, or provisions of any applicable statute, law, rule, regulation or ordinance or Borrower’s or Guarantors Governing Documents or any indenture, mortgage, loan or credit agreement or instrument to which Borrower or any Guarantor is a party or by which it may be bound or affected, or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and

(c)        will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower or Guarantors under the terms or provisions of any such agreement or instrument, except liens in favor of Lender.

7.            Additional Documents; Further Assurances.   Borrower and each Guarantor covenants and agrees to execute and deliver to Lender, or to cause to be executed and delivered to Lender contemporaneously herewith, at the sole cost and expense of Borrower and Guarantors, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Lender may reasonably require in connection with the matters or actions described herein.   Borrower and each Guarantor further covenants and agrees to execute and deliver to Lender, or to cause to be executed and delivered, at the sole cost and expense of Borrower and Guarantors, from time to time, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Lender shall reasonably request to evidence or effect the terms hereof or to enforce or protect Lender’s rights.  All of such documents, agreements, statements, resolutions, certificates, consents and information shall be in form and content reasonably acceptable to Lender.

8.           Certain Fees, Costs, Expenses and Expenditures. Borrower and each Guarantor agrees to pay all of Lender’s reasonable costs and expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs, fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated.  Nothing contained herein shall limit in any manner whatsoever Lender’s right to reimbursement under the Loan Agreement or any of the other Loan Documents.

9.           No Novation. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the other Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Lender in the Loan Agreement or the other Loan Documents.

10.         No Waiver.  Except as expressly provided herein, nothing herein contained and no actions taken by Lender in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Lender under the Loan Agreement and the other Loan Documents.  Except as expressly provided herein, nothing herein shall constitute a waiver by Lender of Borrower’s or each Guarantor’s compliance with the terms of the Loan Agreement and the other Loan Documents, nor shall anything contained herein constitute an agreement by Lender to enter into any further amendments with Borrower or Guarantors.

11.         Inconsistencies.  To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the other Loan Documents, the terms and conditions of this Amendment shall prevail.  All terms and conditions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Guarantors.

12.         Binding Effect.  This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

13.          No Third Party Beneficiaries.  The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

14.        Time of the Essence.  Time is of the essence in Borrower’s and Guarantors’ performance of its obligations under this Amendment and the Loan Documents.

15.         Headings.  The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

16.         Severability.  The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

17.         Modifications.  No modifications of this Amendment, the Loan Agreement or any of the other Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

18.          Law Governing.  This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

19.         Counterparts; Electronic Signatures.  This Amendment and any notice or communication under this Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy, telecopy, electronic mail (pdf) or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

20.         Waiver of Right to Trial by Jury.  BORROWER, GUARANTORS AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, GUARANTORS AND LENDER WITH RESPECT TO THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, GUARANTORS AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, GUARANTORS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

21.         Restatement and Confirmation of Warrant of Attorney – Surety Agreement. The warrant of attorney to confess judgment contained in the Surety Agreement is hereby restated in its entirety and confirmed as follows:

“24. Confession of Judgment. GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR GUARANTOR AFTER THE AMOUNTS HEREUNDER BECOME DUE FOLLOWING AN EVENT OF DEFAULT AND WITH OR WITHOUT COMPLAINT FILED, WITHOUT STAY OF EXECUTION, CONFESS OR ENTER JUDGMENT AGAINST GUARANTOR, AND EACH OF THEM JOINTLY AND SEVERALLY, FOR THE ENTIRE PRINCIPAL BALANCE OF THIS SURETY AGREEMENT AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY BANK RELATING TO ANY COLLATERAL SECURING THE INDEBTEDNESS, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY’S COMMISSION OF FIVE PERCENT (5%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN THIRTY THOUSAND DOLLARS ($30,000.00) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS GUARANTY OR A COPY OF THIS SURETY AGREEMENT VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS SURETY AGREEMENT TO CONFESS JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS SURETY AGREEMENT. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF BANK SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO GUARANTOR’S ATTENTION OR GUARANTOR HAS BEEN, OR HAS HAD THE OPPORTUNITY TO BE, REPRESENTED BY INDEPENDENT LEGAL COUNSEL. NOTWITHSTANDING THE PERCENTAGE ATTORNEYS COMMISSION STATED ABOVE, WHICH IS PROVIDED TO ESTABLISH A LIQUIDATED AMOUNT FOR THE PURPOSE OF PERMITTING BANK TO INCLUDE AN ATTORNEYS’ FEE IN A CONFESSED JUDGMENT, IF FOLLOWING ENTRY OF A JUDGMENT AGAINST BORROWER WHICH INCLUDES SUCH PERCENTAGE ATTORNEYS COMMISSION OF FEE, BORROWER OR GUARANTOR TENDERS TO BANK: (1) THE FULL AMOUNT OF THE PRINCIPAL, INTEREST, COSTS AND OTHER CHARGES OWED TO BANK INCLUDED IN SUCH JUDGMENT (EXCLUSIVE OF ATTORNEYS COMMISSIONS AND FEES CALCULATED ON A PERCENTAGE BASIS), PLUS (2) THE AMOUNT OF THE BANK’S NECESSARY, REASONABLE AND ACTUAL ATTORNEYS FEES ACTUALLY INCURRED BY BANK, BANK SHALL MARK SUCH JUDGMENT SATISFIED IN FULL.”

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

BORROWER:

INTEST CORPORATION,
a Delaware corporation

By:	/s/ Hugh T. Regan, Jr.
Name/Title: Hugh T. Regan, Jr., CFO

GUARANTORS:

AMBRELL CORPORATION,
a Delaware corporation

By:	/s/ Hugh T. Regan, Jr.
Name/Title: Hugh T. Regan, Jr., CFO

INTEST SILICON VALLEY CORPORATION,
a Delaware corporation

By:	/s/ Hugh T. Regan, Jr.
Name/Title: Hugh T. Regan, Jr., CFO

INTEST EMS, LLC,
a Delaware limited liability company

By:	/s/ Hugh T. Regan, Jr.
Name/Title: Hugh T. Regan, Jr., CFO

TEMPTRONIC CORPORATION,
a Delaware corporation

By:	/s/ Hugh T. Regan, Jr.
Name/Title: Hugh T. Regan, Jr., CFO

[Signature Page to Second Amendment to Loan and Security Agreement]

BANK:

M&T BANK

By:	/s/ Steven A. Vilardi
Steven A. Vilardi, Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]